UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2015

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Williams Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Transcontinental Gas Pipe Line Company, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-07584	74-1079400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 215-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Northwest Pipeline LLC

(Exact name of registrant as specified in its charter)

Delaware	001-07414	26-1157701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Chipeta Way, Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

(801) 583-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment No. 1 to Second Amended & Restated Credit Agreement

On December 18, 2015, Williams Partners L.P. (“WPZ”), Northwest Pipeline LLC (“Northwest”) and Transcontinental Gas Pipe Line Company, LLC (“Transco” and, together with WPZ and Northwest, the “Borrowers”), Citibank, N.A. (“Citi”) as administrative agent and certain lenders constituting required lenders entered into Amendment No. 1 to Second Amended & Restated Credit Agreement (the “Amendment”). The Amendment amends that certain Second Amended & Restated Credit Agreement, dated as of February 2, 2015 (as amended prior to December 18, 2015, the “Existing Credit Agreement”) among WPZ, Northwest, Transco, Citi as administrative agent, and the lenders named therein.

The Amendment modifies the change in control provisions of the Existing Credit Agreement to account for and permit the ownership of the general partner of WPZ by Energy Transfer Corp. LP (“ETC”), Energy Transfer Equity, L.P. (“Energy Transfer”) or their respective subsidiaries following the consummation of the merger and related transactions provided in the Agreement and Plan of Merger dated as of September 28, 2015, as amended, among The Williams Companies, Inc., Energy Transfer, ETC, ETE Corp GP, LLC, LE GP, LLC and Energy Transfer Equity GP, LLC. The Amendment also modifies the thresholds specified in the covenant related to the maximum ratio of WPZ’s consolidated indebtedness to consolidated EBITDA (the “Leverage Ratio”). Pursuant to the Amendment, as of the end of any fiscal quarter end for WPZ, the maximum Leverage Ratio may not exceed: (i) 5.75 to 1.00, for the quarters ending December 31, 2015, March 31, 2016 and June 30, 2016, (ii) 5.50 to 1.00, for the quarters ending September 30, 2016 and December 31, 2016, and (iii) 5.00 to 1.00, for each subsequent fiscal quarter, provided that, with respect to any fiscal quarter ending on or after March 31, 2017, if any Borrower makes a “specific acquisition” in such fiscal quarter, the maximum Leverage Ratio shall not exceed 5.50 to 1.00 at the end of such fiscal quarter and at the end of the two fiscal quarters immediately thereafter.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Term Loan Credit Agreement

On December 23, 2015, WPZ entered into a Credit Agreement (the “Term Loan Credit Agreement”) with Barclays Bank PLC (“Barclays”), as administrative agent, and the lenders party thereto. Under the Term Loan Credit Agreement, the lenders have provided WPZ with aggregate commitments of $850 million to borrow senior unsecured term loans with a maturity date of three years from December 23, 2015.

The Term Loan Credit Agreement provides that WPZ may choose from two methods of calculating interest: a fluctuating base rate equal to Barclays’ adjusted base rate plus an applicable margin, or a periodic fixed rate equal to LIBOR plus an applicable margin. WPZ is required to pay a commitment fee (currently 0.175 percent) based on the unused portion of the credit facility. The applicable margin and the commitment fee are determined by reference to a pricing schedule based on WPZ’s senior unsecured long-term debt ratings.

The Term Loan Credit Agreement contains various covenants that limit, among other things, WPZ’s and its respective material subsidiaries’ ability to grant certain liens supporting indebtedness, WPZ’s ability to merge or consolidate, sell all or substantially all of its assets in certain circumstances, enter into certain affiliate transactions, make certain distributions during an event of default, enter into certain restrictive agreements and allow any material change in the nature of its business.

The Term Loan Credit Agreement has substantially the same covenant in respect of maximum Leverage Ratio as contained in its Existing Credit Agreement, as amended by the Amendment. As of December 23, 2015, WPZ is in compliance with these financial covenants.

The Term Loan Credit Agreement includes customary events of default. If an event of default occurs, the lenders will be able to terminate the commitments and accelerate the maturity of the loans and exercise other rights and remedies.

On December 23, 2015, WPZ delivered a borrowing request (the “Borrowing Request”) to Barclays requesting that the lenders make a loan or loans in the aggregate principal amount of $850 million to WPZ on December 29, 2015. Upon funding, the $1.0 billion in commitments under the Credit Agreement, dated August 26, 2015, between WPZ and Barclays (the “364 Day Facility”) will be reduced, on a dollar for dollar basis, and the remaining commitments under the 364 Day Facility will be $150 million.

The foregoing description of the Term Loan Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Term Loan Credit Amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 23, 2015, WPZ entered into the Term Loan Credit Agreement as described under Item 1.01 above. The description of the Term Loan Credit Agreement under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended & Restated Credit Agreement dated December 18, 2015, between Williams Partners L.P., Northwest Pipeline LLC, Transcontinental Gas Pipe Line Company, LLC, as co-borrowers, the lenders named therein, and Citibank, N.A. as Administrative Agent.

10.2	Credit Agreement dated as of December 23, 2015, between Williams Partners L.P., the lenders named therein, and Barclays Bank PLC as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Peter S. Burgess
	Name:	Peter S. Burgess
	Position:	VP Treasury & Insurance, Treasurer

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC,
its General Partner

By:	/s/ Peter S. Burgess
	Name:	Peter S. Burgess
	Position:	Treasurer

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

By:	/s/ Peter S. Burgess
	Name:	Peter S. Burgess
	Position:	VP and Treasurer

NORTHWEST PIPELINE LLC

By:	/s/ Peter S. Burgess
	Name:	Peter S. Burgess
	Position:	VP and Treasurer

DATED: December 23, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended & Restated Credit Agreement dated December 18, 2015, between Williams Partners L.P., Northwest Pipeline LLC, Transcontinental Gas Pipe Line Company, LLC, as co-borrowers, the lenders named therein, and Citibank, N.A. as Administrative Agent.

10.2	Credit Agreement dated as of December 23, 2015, between Williams Partners L.P., the lenders named therein, and Barclays Bank PLC as Administrative Agent.